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                                                                   EXHIBIT 10.28

                      ONE HUNDRED SEVENTY SECOND AMENDMENT
                                     TO THE
            SECOND AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
                                       OF
                  SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP

      THIS ONE HUNDRED SEVENTY SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP (this "AMENDMENT") is made and entered into April 15, 2003, to be effective as of December 1, 2002 ("EFFECTIVE DATE"), by and between SUN COMMUNITIES, INC., a Maryland corporation (the "GENERAL PARTNER"), as the general partner of SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, a Michigan limited partnership (the "PARTNERSHIP"), and the holders of Series B-3 Preferred Units (as hereinafter defined) set forth on Exhibit A hereto (collectively, the "SERIES B-3 PREFERRED PARTNERS").

                                    RECITALS

      A. The Series B-3 Preferred Partners are members of Woodside Terrace, Ltd., an Ohio limited liability company ("WOODSIDE"). Woodside and the Partnership are parties to that certain Agreement to Lease with Option to Purchase dated November 14, 1997, as amended (the "LEASE AGREEMENT"), pursuant to which the Partnership has an option to purchase the Membership Interests (as defined in the Lease Agreement) in consideration for the issuance by the Partnership of Series B-3 Preferred Units.

      B. The Partnership now desires to exercise the option to purchase the Membership Interests and issue the Series B-3 Preferred Units effective as of the Effective Date.

      C. The signatories hereto desire to amend that certain Second Amended and Restated Limited Partnership Agreement of Sun Communities Operating Limited Partnership, dated as of April 30, 1996, as amended by those certain amendments numbered one through one hundred seventy one (collectively, as amended, the "Agreement") as set forth herein; any capitalized term not defined herein shall have the respective meaning ascribed to it in the Agreement.

      C. Section 11 of the Agreement authorizes the General Partner, as the holder of more than fifty percent (50%) of the OP Units, to amend the Agreement.

      NOW, THEREFORE, in consideration of the foregoing, of the mutual promises set forth herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree to continue the Partnership and amend the Agreement as follows:

      1. Admission of New Partners. As of the Effective Date, the Series B-3 Preferred Partners have contributed the Membership Interests to the Partnership in exchange for the assumption by the Partnership of certain debt, payment by the Partnership of cash and the issuance by the Partnership to the Series B-3 Preferred Partners of an aggregate of 62,700 Series B-3 Preferred Units. The Series B-3 Preferred Units issued to the Series B-3 Preferred Partners have been duly issued and fully paid. The Series B-3 Preferred Partners are hereby admitted to the Partnership as new Limited Partners, and by execution of this Amendment the Series B-3 Preferred Partners have agreed to be bound by all of the terms and conditions of the Agreement, as amended hereby, and hereby acknowledge receipt of a copy of

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the Agreement. Exhibit A of the Agreement is hereby deleted in its entirety and is replaced with EXHIBIT A to this Amendment.

      2. Sections 3.1 and 3.2. Sections 3.1 and 3.2 of the Agreement are hereby deleted in their entirety and replaced with the following:

      "3.1 OP UNITS

            The Partners' interests in the Partnership are expressed in terms of OP Units and each Partner has been issued OP Units corresponding to the agreed value of its capital contribution. OP Units consist of Common OP Units, Preferred OP Units, Series A Preferred Units, Series B Preferred Units, Series B-1 Preferred Units, Series B-2 Preferred Units and Series B-3 Preferred Units.

      3.2 COMMON OP UNITS

            The holders of the Common OP Units shall be entitled to receive distributions in accordance with Section 4.3, after payment of all accrued
      (i) Preferred Dividends, (ii) Series A Priority Return, (iii) Series B Priority Return, (iv) Series B-1 Priority Return, (v) Series B-2 Priority Return and (vi) Series B-3 Priority Return. No distribution shall be made in respect of Common OP Units while any accrued (i) Preferred Dividends,
      (ii) Series A Priority Return, (iii) Series B Priority Return, (iv) Series B-1 Priority Return, (v) Series B-2 Priority Return or (vi) Series B-3 Priority Return remains unpaid unless all such unpaid amounts are paid simultaneously with such distribution."

      3. Section 4.2 (a)(v) of the Agreement is hereby deleted in its entirety and replaced with the following:

            "(v) fifth, with respect to OP Units other than Series A Preferred Units, pro rata in proportion to the number of OP Units other than Series A Preferred Units, held by each such Partner as of the last day of the period for which such allocation is being made; provided, however, that the profits allocated to any Preferred OP Units, Series B Preferred Units, Series B-1 Preferred Units, Series B-2 Preferred Units and Series B-3 Preferred Units pursuant to this Section 4.2(b)(v) for any calendar year shall not exceed the amount of Preferred Dividends, Series B Priority Return, Series B-1 Priority Return, Series B-2 Priority Return and Series B-3 Priority Return, respectively, thereon for that calendar year, and any such excess profits remaining after the application of such limitation shall be allocated to the holders of the Common OP Units, pro rata."

      4. Section 8.2(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

      "8.2 LIQUIDATING DISTRIBUTIONS; RESTORATION OF CAPITAL ACCOUNT DEFICITS

            Upon the liquidation of the Partnership or any Partner's interest in the Partnership, within the meaning of the Allocation Regulations:

            (a) The capital accounts of the holders of the OP Units shall be adjusted to reflect the manner in which any unrealized income, gain, loss and deduction inherent in the Partnership's property, which has not previously been reflected in the Partners' capital accounts, would be allocated among the Partners if there were a taxable disposition of such property at fair market

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      value on the date of distribution. Any resulting increase in the Partners'
      capital accounts shall be allocated (i) first to the holders of the Preferred OP Units and Series A Preferred Units in proportions and amounts sufficient to bring their respective capital account balances up to the amount of the Issue Prices of their respective Preferred OP Units and Series A Preferred Units plus accrued and unpaid Preferred Dividends or Series A Priority Return, as the case may be, thereon, (ii) second to the holders of the Series B Cumulative Preferred Units in proportions and amounts sufficient to bring their respective capital account balances up to the amount of the Issue Price of the Series B Cumulative Preferred
      Units plus accrued and unpaid Series B Priority Return, Series B-1
      Priority Return, Series B-2 Priority Return and Series B-3 Priority
      Return, as applicable, thereon, and (iii) third (if any) to the Common OP Units. Any resulting decrease in the Partners' capital accounts shall first be allocated (i) first to the holders of the Common OP Units in proportions and amounts sufficient to reduce their respective capital account balances to zero, (ii) second to the holders of Series B
      Cumulative Preferred Units in proportions and amounts sufficient to reduce their respective capital account balances to zero, (iii) third to the holders of the Preferred OP Units and Series A Preferred Units in proportions and amounts sufficient to reduce their respective capital account balances to zero, and (iv) (if any) to the General Partner. Liquidating distributions shall be made in accordance with the positive capital account balances of the Partners, after giving effect to such adjustment and other capital account adjustments for the current year, as provided in the Allocation Regulations.

      5. Section 14. Section 14 of the Agreement is hereby amended as follows:

            (a) The second sentence of the definition of "OP UNITS" is hereby deleted in its entirety and replaced with the following: "OP Units consist of Common OP Units, Preferred OP Units, Series A Preferred Units, Series B Preferred Units, Series B-1 Preferred Units, Series B-2 Preferred Units and Series B-3 Preferred Units."

            (b) The following new definitions are inserted in Section 14 (Definitions) so as to preserve alphabetical order:

                  "SERIES B-3 ISSUANCE DATE" shall mean the date the Series B-3
            Preferred Units are issued. For purposes of the One Hundred and Seventy Second Amendment to the Agreement, the Series B-3 Issuance Date shall be December 1, 2002.

                  "SERIES B-3 PREFERRED PARTNERS" means the holders of Series
            B-3 Preferred Units set forth on Exhibit A hereto, as it may be amended from time to time, and their respective successors and permitted assigns.

                  "SERIES B-3 PREFERRED UNITS" shall have the meaning set forth therefor in Section 17.2 hereof.

                  "SERIES B-3 PRIORITY RETURN" shall have the meaning set forth therefor in Section 17.1 hereof.

                  "SERIES B-3 REDEMPTION PRICE" shall mean $100.00 per Series
            B-3 Preferred Unit redeemed.

      6. Section 17 of the Agreement is hereby deleted in its entirety and replaced with the following:

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      "17. SERIES B CUMULATIVE PREFERRED UNITS.

            SECTION 17.1 DEFINITIONS. The term "SERIES B CUMULATIVE PREFERRED UNITS" shall mean the Series B Preferred Units, the Series B-1 Preferred Units, the Series B-2 Preferred Units and the Series B-3 Preferred Units. The term "SERIES B PARITY PREFERRED UNITS" shall mean any class or series of OP Units of the Partnership now or hereafter authorized, issued or outstanding and expressly designated by the Partnership to rank on parity with the Series B Preferred Units, Series B-1 Preferred Units, Series B-2 Preferred Units and Series B-3 Preferred Units with respect to distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership. The term "SERIES B PRIORITY RETURN" shall mean an amount equal to (i) 7.0% per annum for the First 24 Month Period, (ii) 7.5% per annum for the Second 24 Month Period, (iii) 8.0% per annum for the First 12 Month Period, and (iv) 9.0% per annum for the Second 12 Month Period (determined on the basis of a 365 day year), of the stated amount of $100.00 per Series B Preferred Unit multiplied by the number of outstanding Series B Preferred Units, cumulative to the extent not distributed for any given distribution period pursuant to Section 4.3 hereof. The term "SERIES B-1 PRIORITY RETURN" shall mean an amount equal to (i) 6.85% per annum commencing on and including the Series B-1 Issuance Date and ending on and including October 15, 2003, (ii) 7.2% per annum commencing on and including October 16, 2003 and ending on and including April 15, 2006, (iii) 7.6% per annum commencing on and including April 16, 2006 and ending on and including April 15, 2008, (iv) 8.36% per annum commencing on and including April 16, 2008 and ending on and including April 15, 2010, and (v) 9.19% per annum thereafter (determined on the basis of a 365 day year), of the stated amount of $100.00 per Series B-1 Preferred Unit multiplied by the number of outstanding Series B-1 Preferred Units, cumulative to the extent not distributed for any given distribution period pursuant to Section 4.3 hereof. The term "SERIES B-2 PRIORITY RETURN" shall mean an amount equal to (i) 6.0% per annum commencing on and including the Series B-2 Issuance Date and ending on and including January 2, 2007, and (ii) 7.0% per annum thereafter (determined on the basis of a 365 day year), of the stated amount of $45.00 per Series B-2 Preferred Unit multiplied by the number of outstanding Series B-2 Preferred Units, cumulative to the extent not distributed for any given distribution period pursuant to Section 4.3 hereof. The term "SERIES B-3 PRIORITY RETURN" shall mean an amount equal to (i) 7.625% per annum commencing on and including the applicable Series B-3 Issuance Date and ending on and including the day immediately preceding the fifth anniversary of the Series B-3 Issuance Date, (ii) 7.75% per annum commencing on and including the fifth anniversary of the Series B-3 Issuance Date and ending on and including the day immediately preceding the 30 month anniversary thereafter and (iii) 8.0% per annum thereafter (determined on the basis of a 365 day year), of the stated amount of $100.00 per Series B-3 Preferred Unit multiplied by the number of outstanding Series B-3 Preferred Units, cumulative to the extent not distributed for any given distribution period pursuant to Section 4.3 hereof.

            SECTION 17.2 DESIGNATION AND NUMBER. A series of OP Units in the Partnership designated as the "Series B Cumulative Preferred Units" is hereby established. Of such Series B Cumulative Preferred Units there shall be designated Series B Preferred Units ("SERIES B PREFERRED UNITS"), Series B-1 Preferred Units ("SERIES B-1 PREFERRED UNITS"), Series B-2 Preferred Units ("SERIES B-2 PREFERRED UNITS") and Series B-3 Preferred Units ("SERIES B-3 PREFERRED UNITS"). The number of Series B Preferred Units shall be 35,637, the number of Series B-1 Preferred Units shall be 46,117, the number of Series B-2 Preferred Units shall be 100,000 and the number of Series B-3 Preferred Units shall be 62,700.

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      SECTION 17.3 DISTRIBUTIONS.

            (a)   Payment of Distributions.

                  (i) Subject to the rights of holders of Series A Preferred Units, Parity Preferred Units, Preferred OP Units and Series B Parity Preferred Units as to the payment of distributions pursuant to Sections 4.3, 8.2 and 16.3 of the Agreement, holders of Series B Preferred Units, Series B-1 Preferred Units, Series B-2 Preferred Units and Series B-3 Preferred Units shall be entitled to receive, when, as and if declared by the Partnership acting through the General Partner, out of the Partnership's available cash, the Series B Priority Return, Series B-1 Priority Return, Series B-2 Priority Return and Series B-3 Priority Return, respectively.

                  (ii) All distributions shall be cumulative, shall accrue from the original date of issuance and will be payable (i) quarterly (such quarterly periods for purposes of payment and accrual will be the quarterly periods ending on the dates specified in this sentence) in arrears, on March 31, June 30, September 30 and December 31 of each year, and (ii) in the event of a redemption of Series B Cumulative Preferred Units, on the redemption date (each a "SERIES B CUMULATIVE PREFERRED UNIT DISTRIBUTION PAYMENT DATE"). The amount of the distribution payable for any period will be computed on the basis of a 365-day year and for any period shorter than a full quarterly period for which distributions are computed, the amount of the distribution payable will be computed based on the ratio of the actual number of days elapsed in such period to the actual number of days in such quarterly period. If any date on which distributions are to be made on the Series B Cumulative Preferred Units is not a Business Day (as defined in Section 14), then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Distributions on the Series B Cumulative Preferred Units will be made to the holders of record of the Series B Cumulative Preferred Units on the relevant record dates to be fixed by the Partnership acting through the General Partner, which record dates shall in no event exceed fifteen (15) Business Days prior to the relevant Series B Cumulative Preferred Unit Distribution Payment Date.

            (b) Distributions Cumulative. Distributions on the Series B Cumulative Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness at any time prohibit the declaration, setting aside for payment or current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series B Cumulative Preferred Units will accumulate as of the Series B Cumulative Preferred Unit Distribution Payment Date on which they first become payable. Distributions on account of arrears for any past distribution periods may be declared and paid at any time, without reference to a regular Series B Cumulative Preferred Unit Distribution Payment Date to holders of record of the

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      Series B Cumulative Preferred Units on the record date fixed by the
      Partnership acting through the General Partner which date shall not exceed fifteen (15) Business Days prior to the payment date. Accumulated and unpaid distributions will not bear interest.

            (c)   Priority as to Distributions.

                  (i) So long as any Series B Cumulative Preferred Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of OP Units of the Partnership ranking junior as to the payment of distributions or rights upon a voluntary or involuntary liquidation, dissolution or winding-up of the Partnership to the Series B Cumulative Preferred Units (collectively, "SERIES B JUNIOR UNITS"), nor shall any cash or other property be set aside for or applied to the purchase, redemption or other acquisition for consideration of any Series B Cumulative Preferred Units, any Series B Parity Preferred Units or any Series B Junior Units, unless, in each case, all distributions accumulated on all Series B Cumulative Preferred Units and all classes and series of outstanding Series B Parity Preferred Units have been paid in full. The foregoing sentence will not prohibit (a) distributions payable solely in OP Units ranking junior to the Series B Cumulative Preferred Units as to the payment of distributions and rights upon a voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, (b) the conversion of Series B Junior Units or Series B Parity Preferred Units into OP Units of the Partnership ranking junior to the Series B Cumulative Preferred Units as to distributions and rights upon a voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, or (c) the redemption of OP Units corresponding to any Junior Stock (as defined in the Series A Articles Supplementary) to be purchased by the General Partner pursuant to Article VII of the Charter to preserve the General Partner's status as a real estate investment trust, provided that such redemption shall be upon the same terms as the corresponding purchase pursuant to Article VII of the Charter.

                  (ii) So long as distributions have not been paid in full (or a sum sufficient for such full payment is not irrevocably deposited in trust for immediate payment) upon the Series B Cumulative Preferred Units, all distributions authorized and declared on the Series B Cumulative Preferred Units and all classes or series of outstanding Series B Parity Preferred Units shall be authorized and declared so that the amount of distributions authorized and declared per Series B Cumulative Preferred Unit and such other classes or series of Series B Parity Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series B Cumulative Preferred Unit and such other classes or series of Series B Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such class or series of Series B Parity Preferred Units do not have cumulative distribution rights) bear to each other.

                  (iii) The Series B Cumulative Preferred Units and any Series B
            Parity Preferred Units shall be deemed to be "Junior Units" as defined in Section 16.3(c) hereof, and so long as any Series A Preferred Units or Parity Preferred Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to the Series B Cumulative Preferred Units or any Series B Parity Preferred Units, nor

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            shall any cash or other property be set aside for or applied to the purchase, redemption or other acquisition for consideration of any Series B Cumulative Preferred Units or Series B Parity Preferred Units unless, in each case, all distributions accumulated on all Series A Preferred Units and all classes and series of outstanding Parity Preferred Units have been paid in full.

            (d) Distributions on OP Units held by General Partner. Notwithstanding anything to the contrary herein, distributions on OP Units held by the General Partner may be made, without preserving the priority of distributions described in Section 17.3(c)(i) and (ii), but only to the extent such distributions are required to preserve the real estate investment trust status of the General Partner.

            (e) No Further Rights. Holders of Series B Cumulative Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.

      SECTION 17.4 LIQUIDATION PROCEEDS.

            (a) Notice. Written notice of any voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by
      (i) fax and (ii) by first class mail, postage pre-paid, not less than thirty (30) and not more than sixty (60) days prior to the payment date stated therein, to each record holder of the Series B Cumulative Preferred Units at the respective addresses of such holders as the same shall appear on the transfer records of the Partnership.

            (b) No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled pursuant to Section
      8.2 hereof, the holders of Series B Cumulative Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

            (c) Consolidation, Merger or Certain Other Transactions. The voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the General Partner to, or the consolidation or merger or other business combination of the Partnership with or into, any corporation, trust, partnership, limited liability company or other entity (or of any corporation, trust, partnership, limited liability company or other entity with or into the Partnership) shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

      SECTION 17.5 REDEMPTION.

            (a)   Series B Preferred

                  (i)   Mandatory Redemption. Subject to the limitations in this
            Section 17.5, the holders of Series B Preferred Units may request redemption of, and the Partnership shall redeem, for cash, Series B Preferred Units on the following terms and subject to the following conditions:

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                        (A)   On May 1, 2003 the holders of Series B Preferred
                  Units may require that the Partnership redeem an aggregate of 10,000 Series B Preferred Units upon not less than sixty (60) days prior written notice, at the Series B Redemption Price.

                        (B) On May 1, 2004 and May 1, 2005 the holders of Series B Preferred Units may require that the Partnership redeem all outstanding Series B Preferred Units upon not less than sixty (60) days prior written notice at the Series B Redemption Price.

                        (C) On May 1, 2006, the Partnership shall redeem all outstanding Series B Preferred Units at the Series B Redemption Price.

                  (ii) Redemption in the Event of a Series B Default. The Partnership shall redeem, for cash, all outstanding Series B Preferred Units at the Series B Redemption Price in the event the Partnership fails to declare and pay on any Series B Cumulative Preferred Unit Distribution Payment Date the Series B Priority Return for any reason including the failure to declare a distribution of the Series B Priority Return (a "SERIES B DEFAULT"). Such redemption shall occur fifteen (15) days after written demand of the holders of Series B Preferred Units is received by the Partnership, provided such notice is received by the Partnership no later than thirty (30) days after the Series B Cumulative Preferred Unit Distribution Payment Date that is the subject of the Series B Default. Failure of the holders of Series B Preferred Units to timely give such notice shall terminate the right of the holders of Series B Preferred Units under this Section 17.5(a)(ii) to demand redemption with respect to the Series B Default to which such notice relates, but shall not effect the rights of the holders of Series B Preferred Units under this Section 17.5(a)(ii) for any subsequent Series B Default.

                  (iii) Procedures for Redemption.

                        (A) Notice of redemption will be (x) faxed and (y) mailed by the holders of Series B Preferred Units, by certified mail, postage prepaid, to the Partnership so that notice is received by the Partnership within the periods set forth herein and in accordance with the provisions hereof. Each such notice shall: (1) state the aggregate number of Series B Preferred Units to be redeemed and if fewer than all of the outstanding Series B Preferred Units are to be redeemed, the number of Series B Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series B Preferred Units the total number of Series B Preferred Units held by such holder represents) of the aggregate number of Series B Preferred Units to be redeemed and (2) refer to the specific subsection of this Section 17.5 pursuant to which such redemption is being effected. Any such notice shall be irrevocable.

                        (B) By 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust with Boston Equiserve, its transfer agent (or any successor entity, provided such entity is a third party, unrelated to the Company and the Partnership) for the benefit of the Series B Preferred Units being redeemed funds sufficient to pay the Series B Redemption Price and will give irrevocable instructions to such transfer agent and authority to pay such Series B Redemption Price to the holders of the Series B Preferred Units upon surrender of the Series B Preferred Units by such holders at the place designated by the Partnership. If the Series B Preferred Units are evidenced by a certificate and if fewer than all Series B Preferred Units evidenced by any certificate are being redeemed, a new certificate shall be issued upon surrender of the certificate evidencing all Series B Preferred Units, evidencing the unredeemed Series B Preferred Units without cost to the holder thereof. On and after the date of redemption, distributions will cease to accumulate on the Series B Preferred Units or portions thereof called for redemption, unless the Partnership defaults in the payment of the Series B Redemption Price. If any date fixed for redemption of Series B Preferred Units is not a Business Day, then payment of the Series B Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Series B Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series B Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Series B Redemption Price.

            (b)   Series B-1 Preferred Units

                  (i)   Mandatory Redemption. Subject to the limitations in this
            Section 17.5, during the ninety (90) day period immediately following (x) each anniversary of the Series B-1 Issuance Date commencing with the fifth anniversary of the Series B-1 Issuance Date (the "ELECTION PERIODS") or (y) the Partnership's receipt of notice of Vern Slagh's death, the Series B-1 Preferred Partner may require redemption of, and the Partnership shall redeem, for cash, at the Series B-1 Redemption Price, all, but not less than all, of the Series B-1 Preferred Partner's Series B-1 Preferred Units upon not less than sixty (60) days' prior written notice to the Partnership.

                  (ii) Optional Redemption. At any time after the expiration of the Election Periods, as defined in (b)(i) above, immediately following the eleventh anniversary of the Series B-1 Issuance Date, the Partnership may redeem all outstanding Series B-1 Preferred Units at the Series B-1 Redemption Price upon not less than fifteen
            (15) days' prior written notice to the Series B-1 Preferred Partner.

                  (iii) Procedures for Redemption.

                        (A) Notice of redemption will be (x) faxed and (y) mailed by the Series B-1 Preferred Partner, by certified mail, postage prepaid, to the

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                  Partnership so that notice is received by the Partnership
                  within the periods set forth herein and in accordance with the provisions hereof. Any such notice shall be irrevocable.

                        (B) By 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust with Boston Equiserve, its transfer agent (or any successor entity, provided such entity is a third party, unrelated to the Company and the Partnership) for the benefit of the Series B-1 Preferred Partner funds sufficient to pay the Series B-1 Redemption Price and will give irrevocable instructions to such transfer agent and authority to pay such Series B-1 Redemption Price to the Series B-1 Preferred Partner upon surrender of the Series B-1 Preferred Units by the Series B-1 Preferred Partner at the place designated by the Partnership. On and after the date of redemption, distributions will cease to accumulate on the Series B-1 Preferred Units, unless the Partnership defaults in the payment of the Series B-1 Redemption Price. If any date fixed for redemption of Series B-1 Preferred Units is not a Business Day, then payment of the Series B-1 Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Series B-1 Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series B-1 Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Series B-1 Redemption Price.

            (c)   Series B-2 Preferred Units

                  (i)   Mandatory Redemption. Subject to the limitations in this
            Section 17.5, during the ninety (90) day period immediately following (x) the fifth (5th) anniversary of the Series B-2 Issuance Date, or (y) the death of James A. Morse, or (z) the occurrence of a Change of Control (as defined below), the Series B-2 Preferred Partner may require redemption of, and the Partnership shall redeem, for cash, at the Series B-2 Redemption Price plus all accrued but unpaid amounts of Series B-2 Priority Return, all, but not less than all, of the Series B-2 Preferred Partner's Series B-2 Preferred Units upon not less than thirty (30) days' prior written notice to the Partnership. Notwithstanding the foregoing, however, the Series B-2 Preferred Partner shall have no right to put the Series B-2 Preferred Units to the Partnership under clauses (y) or (z) of this
            Section 17.5(c) prior to the fifth (5th) anniversary of the Series B-2 Issuance Date. For purposes of this Section 17.5, the term "CHANGE OF CONTROL" means a sale of all or substantially all of the Partnership's assets, or any merger or consolidation of the Partnership with or into another entity other than a merger or consolidation in which the holders of more than fifty-percent (50%) of the voting securities of the Partnership outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented Partnership, or such surviving entity, outstanding immediately after such transaction.

            (ii)  Procedures for Redemption.

                  (A) Notice of redemption will be (x) faxed and (y) mailed by the Series B-2 Preferred Partner, by certified mail, postage prepaid, to the Partnership so that notice is received by the Partnership within the periods set forth herein and in accordance with the provisions hereof. Any such notice shall be irrevocable.

                  (B) By 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust with Boston Equiserve, its transfer agent (or any successor entity, provided such entity is a third party, unrelated to the Company and the Partnership) for the benefit of the Series B-2 Preferred Partner funds sufficient to pay the Series B-2 Redemption Price and will give irrevocable instructions to such transfer agent and authority to pay such Series B-2 Redemption Price to the Series B-2 Preferred Partner upon surrender of the Series B-2 Preferred Units by the Series B-2 Preferred Partner at the place designated by the Partnership. On and after the date of redemption, distributions will cease to accumulate on the Series B-2 Preferred Units, unless the Partnership defaults in the payment of the Series B-2 Redemption Price. If any date fixed for redemption of Series B-2 Preferred Units is not a Business Day, then payment of the Series B-2 Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Series B-2 Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series B-2 Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Series B-2 Redemption Price.

      (d)   Series B-3 Preferred Units

            (i) Mandatory Redemption. Subject to the limitations in this Section 17.5, (x) during the ninety (90) day period immediately following each anniversary of the applicable Series B-3 Issuance Date commencing with the fifth anniversary of the applicable Series B-3 Issuance Date and ending on the tenth anniversary of the applicable Series B-3 Issuance Date, (y) during the sixty (60) day period immediately following the date the Partnership receives notice of the death of a Series B-3 Preferred Partner (but in no event later than six months after the date of such death), or
      (z) at any time after the tenth anniversary of the Series B-3 Issuance Date, a Series B-3 Preferred Partner (in the case of clauses (x) and (z) above) or the Series B-3 Preferred Partner's estate or trust (in the case of clause (y) above), may require redemption of, and the Partnership shall redeem, for cash, at the Series B-3 Redemption Price, all, but not less than all, of the requesting Series B-3 Preferred Partner's Series B-3 Preferred Units upon not less than sixty (60) days' prior written notice to the Partnership.

            (ii) Optional Redemption. At any time after the tenth anniversary of the Series B-3 Issuance Date, the Partnership may redeem from any Series B-3 Preferred Partner all such Series B-3 Preferred Partner's outstanding Series B-3 Preferred Units at the Series B-3 Redemption Price upon not less than fifteen (15) days' prior written notice to such Series B-3 Preferred Partner.

            (iii) Procedures for Redemption.

                  (A) Notice of redemption will be (x) faxed and (y) mailed by the Series B-3 Preferred Partner, by certified mail, postage prepaid, to the Partnership so that notice is received by the Partnership within the periods set forth herein and in accordance with the provisions hereof. Any such notice shall be irrevocable.

                  (B) By 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust with Boston Equiserve, its transfer agent (or any successor entity, provided such entity is a third party, unrelated to the Company and the Partnership) for the benefit of the Series B-3 Preferred Partner funds sufficient to pay the Series B-3 Redemption Price and will give irrevocable instructions to such transfer agent and authority to pay such Series B-3 Redemption Price to the Series B-3 Preferred Partner upon surrender of the Series B-3 Preferred Units by the Series B-3 Preferred Partner at the place designated by the Partnership. On and after the date of redemption, distributions will cease to accumulate on the Series B-3 Preferred Units, unless the Partnership defaults in the payment of the Series B-3 Redemption Price. If any date fixed for redemption of Series B-3 Preferred Units is not a Business Day, then payment of the Series B-3 Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Series B-3 Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series B-3 Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Series B-3 Redemption Price.

      (d) Limitations on Redemption. Any redemption pursuant to this Section
17.5 is subject to and limited by the provisions of Section 16.3(c)(i) hereof.

      SECTION 17.6 VOTING RIGHTS. Holders of the Series B Cumulative Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners.

      SECTION 17.7 TRANSFER RESTRICTIONS. The Series B Cumulative Preferred Units shall be subject to the provisions of Section 9 of the Agreement.

      SECTION 17.8 CONVERSION AND EXCHANGE RIGHTS.

      (a) Series B Preferred Units. The holders of Series B Preferred Units shall be entitled to convert Series B Preferred Units into Common OP Units or exchange Series B Preferred Units for shares of the General Partner's common stock, at their option, on the following terms and subject to the following conditions:

            (i) On May 1, 2002, the holders of Series B Preferred Units may convert an aggregate of 10,000 Series B Preferred Units into 22,727 Common OP Units or exchange an aggregate of 10,000 Series B Preferred Units for 22,727 shares of the General Partner's common stock, or any combination thereof at conversion or exchange rate of 2.272727 Common OP Units or shares of the General Partner's common stock, as the case may be, for each Series B Preferred Unit (rounded to the lower whole number), at their option, provided the General Partner has received at least sixty (60) days prior written notice of such conversion or exchange, such notice to specify the number of Common OP Units and number of shares of the General Partner's common stock to which the Series B Preferred Units are to be converted or exchanged.

            (ii) On each of May 1, 2003, May 1, 2004, May 1, 2005 and May 1, 2006, the holders of Series B Preferred Units may convert all or any portion (but not less than 10,000) Series B Preferred Units to Common OP Units or exchange all or any portion (but not less than 10,000) Series B Preferred Units for shares of the General Partner's common stock, at their option, at a conversion and exchange rate of 2.272727 Common OP Units or shares of the General Partner's common stock, as the case may be, for each Series B Preferred Unit (rounded to the lower whole number), provided the General Partner has received at least sixty (60) days prior written notice of such conversion or exchange, such notice to specify the number of Common OP Units and number of shares of the General Partner's common stock to which the Series B Preferred Units are to be converted or exchanged.

            (iii) The conversion/exchange rate is subject to adjustment upon subdivisions, stock splits, stock dividends, combinations and reclassification of the common stock of the General Partner.

            (iv) In case the General Partner shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of the General Partner's capital stock or sale of all or substantially all of the General Partner's assets), in each case as a result of which the General Partner's common stock will be converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), each Series B Preferred Unit will thereafter be convertible or exchangeable into the kind and amount of shares of capital stock and other securities and property receivable (including cash or any combination thereof) upon the consummation of such transaction by a holder of that number of shares of the General Partner's common stock or fraction thereof into which one Series B Preferred Unit was convertible or exchangeable immediately prior to such transaction.

      (v) Limitations on Conversion and Exchange. Notwithstanding anything to the contrary in this Section 17.8(a):

            (A) Upon tender of any Series B Preferred Units to the General Partner pursuant to that Section, the General Partner may issue cash in lieu of stock to the extent necessary to prevent the recipient from violating the Ownership Limitations of Section 2 of Article VII of the Charter, or corresponding provisions of any amendment or restatement thereof; and

            (B) A holder of Series B Preferred Units will not have the right to exchange Series B Preferred Units for the General Partner's common stock if (1) in the opinion of counsel for the General Partner, the General Partner would no longer qualify or its status would be seriously compromised as a real estate investment trust under the Internal Revenue Code as a result of such exchange; or (2) such exchange would, in the opinion of counsel for the General Partner, constitute or be likely to constitute a violation of applicable securities laws. In the event of either such occurrence, the General Partner shall purchase such holder's Series B Preferred Units for cash at a purchase price of $100 per Series B Preferred Unit.

      (vi) Reservation of Common Stock. The General Partner shall at all times reserve and keep available a sufficient number of authorized but unissued shares of common stock to permit the exchange of all of the outstanding Series B Preferred Units pursuant to this Section 17.8.

(b) Series B-2 Preferred Units. The holders of Series B-2 Preferred Units shall be entitled to convert all, or any portion, of the Series B-2 Preferred Units into Common OP Units during the ninety (90) day period immediately following the third (3rd) anniversary of the Series B-2 Issuance Date, at a conversion price of $45.00 for each Series B-2 Preferred Unit, provided the General Partner has received at least thirty (30) days prior written notice of such conversion, such notice to specify the number of Common OP Units into which the Series B-2 Preferred Units are to be converted.

(c) Procedure for Conversion or Exchange.

      (i) Any conversion or exchange described in Section 17.8(a) or (b) above, shall be exercised pursuant to a notice of conversion or exchange (the "SERIES B AND SERIES B-2 CONVERSION/EXCHANGE NOTICE") delivered to the General Partner by the holder who is exercising such conversion or exchange right, by (A) fax and
(B) by certified mail postage prepaid. The Series B and Series B-2 Conversion/Exchange Notice and certificates, if any, representing such Series B Preferred Units or Series B-2 Preferred Units, as applicable, to be converted or exchanged shall be delivered to the office of the General Partner maintained for such purpose. Currently, such office is:

                    Sun Communities, Inc.
                    31700 Middlebelt Road, Suite 145
                    Farmington Hills, Michigan 48334.

            Any conversion or exchange hereunder shall be effective as of the close of business on the conversion or exchange date. The holders of the converted or exchanged Series B Preferred Units and Series B-2 Preferred Units shall be deemed to have surrendered the same to the Partnership or the General Partner, as the case may be, and the Partnership or the General Partner, as the case may be, shall be deemed to have issued Common OP Units or shares of common stock of the General Partner, as applicable, at the close of business on the conversion or exchange date.

            (d) Payment of Series B and the Series B-2 Priority Return. On the Series B Cumulative Preferred Unit Distribution Payment Date next following a conversion or exchange date, the holders of Series B Preferred Units or Series B-2 Preferred Units, as applicable, which converted or exchanged on such date shall be entitled to Series B Priority Return or Series B-2 Priority Return, respectively, in an amount equal to a prorated portion of the Series B Priority Return or the Series B-2 Priority Return, as applicable, based on the number of days elapsed from the prior Series B Cumulative Preferred Unit Distribution Payment Date through, but not including, the conversion or exchange date.

            SECTION 17.9 NO SINKING FUND. No sinking fund shall be established for the retirement or redemption of Series B Cumulative Preferred Units.

      7. Governing Law. This Amendment shall be interpreted and enforced according to the laws of the State of Michigan.

      8. Full Force and Effect. Except as amended by the provisions hereof, the Agreement, as previously amended, shall remain in full force and effect in accordance with its terms and is hereby ratified, confirmed and reaffirmed by the undersigned for all purposes and in all respects.

      9. Successors/Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns.

      10. Counterparts. This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Reproductions (photographic, facsimile or otherwise) of this Amendment may be made and relied upon to the same extent as though such reproduction was an original.

              [The remainder of this page intentionally left blank]

      IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

              GENERAL PARTNER:

              SUN COMMUNITIES, INC., a Maryland corporation

              By:  /s/  Jeffrey P. Jorissen
                   ------------------------------------------------------------
                   Jeffrey P. Jorissen, Senior Vice President,
                   Treasurer, Chief Financial Officer,and Secretary

                   SERIES B-3 PREFERRED PARTNERS:

                   /s/  Ramachandra Bhat
                   ------------------------------------------------------------
                                          Ramachandra Bhat

                   /s/   Richard Burke
                   ------------------------------------------------------------
                                           Richard Burke

                   /s/  Elizabeth Cardillo
                   ------------------------------------------------------------
                                         Elizabeth Cardillo

                   /s/  Mary Lou Falzone
                   ------------------------------------------------------------
                      Mary Lou Falzone, grantor under that certain Charitable
                        Remainder Unitrust Agreement dated November 12, 2002

                   /s/  Marsha H. Manahan
                   ------------------------------------------------------------
                      Fifth Third Bank, trustee under that certain Charitable
                        Remainder Unitrust Agreement dated November 12, 2002

                   /s/  Arlynne Gold
                   ------------------------------------------------------------
                                            Arlynne Gold

                   /s/  Kalman Gold
                   ------------------------------------------------------------
                                            Kalman Gold

                   /s/  Richard Loeffler
                   ------------------------------------------------------------
                                          Richard Loeffler

                   /s/  Jerome Phillips
                   ------------------------------------------------------------
                                          Jerome Phillips

                   /s/  Edward Taylor
                   ------------------------------------------------------------
                                           Edward Taylor

                   /s/  Thomas Taylor
                   ------------------------------------------------------------
                                           Thomas Taylor